HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401                               HV-4824 - Group Variable Funding Agreements - The HART Program [No Fee]

333-114404                               HV-4900 - Group Variable Funding Agreements - The HART Program [Fee]

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Supplement dated August 10, 2011 to your Prospectus

FEE CHANGE

THE HARTFORD MONEY MARKET FUND – CLASS A

Effective immediately, under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnote attached thereto for the underlying Fund is deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Mutual Funds, Inc.
The Hartford Money Market Fund – Class A	0.45%	0.25%†	0.27%	N/A	0.97%	0.12%	0.85%(23)

The Prospectus is amended to reflect the above change.

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†

The Board of Directors of The Hartford Money Market Fund has approved an extension of the temporary reduction of the distribution and service (12b-1) fees to zero through February 28, 2012. The Board’s action can be changed at any time.

(23)

The Investment Manager has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver is voluntary and can be changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.